Exhibit 10.01

SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF A TYPE THAT EQT CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].
September 19, 2022
Rice Drilling B LLC
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: J.E.B. Bolen

RE:    Whipkey Interim Flow Letter Agreement
Dear Mr. Bolen:
Reference is made to (A) that certain Gathering Agreement dated November 25, 2015 (as amended, the “Whipkey Gathering Agreement”) by and between Rice Drilling B LLC (“RDB”) and EQM Gathering Opco, LLC, successor to EQM Poseidon Midstream LLC (“Gatherer”), and (B) that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, RDB and EQT Energy, LLC (collectively, “Producer”), and Gatherer, as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, that Second Amendment to Gas Gathering and Compression Agreement dated December 6, 2021 and that Third Amendment to Gas Gathering Compression Agreement dated December 21, 2021 between Producer and Gatherer (as amended, the “Trifecta Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Whipkey Gathering Agreement and the Trifecta Gathering Agreement, as applicable.
WHEREAS, Gatherer currently receives Dedicated Gas into the Trifecta Gathering System under the Trifecta Gathering Agreement (the “Trifecta Gathering System”) produced from Producer’s Well Pads (“Trifecta Pads”) within the ASR AMI (“Trifecta Gas”) as depicted on Exhibit A attached hereto for delivery through the Pettit compressor station to the TETCO Rawhide Delivery Point (“Rawhide Delivery Point”);
WHEREAS, Gatherer currently receives Dedicated Gas into the Whipkey Gathering System under the Whipkey Gathering Agreement (the “Whipkey Gathering System”) produced from Producer’s Well Pads (“Whipkey Pads”) known as the Jacobs

Well Pad and the Whipkey Well Pad (“Whipkey Gas”) as depicted on Exhibit A attached hereto for delivery through the Pettit compressor station to the Rawhide Delivery Point;
WHEREAS Gatherer has determined that gas flow at the Pettit compressor station must be curtailed for a period commencing on or about September 20, 2022 and continuing through approximately September 21, 2022 (the actual duration of such period being the “Curtailment Avoidance Period”) and, accordingly, Gatherer will be unable to deliver Dedicated Gas from the Trifecta Pads and the Whipkey Pads to the Rawhide Delivery Point on the Trifecta Gathering System and Whipkey Gathering System during this Curtailment Avoidance Period;
WHEREAS, Producer has requested that Gatherer deliver Trifecta Gas to the TETCO Bambino Delivery Point (“Bambino Delivery Point”) during the Curtailment Avoidance Period via the Gather’s Whipkey Gathering System, subject to the Whipkey Gathering Agreement;
WHEREAS, Producer has requested that Gatherer deliver Whipkey Gas to the Bambino Delivery Point during the Curtailment Avoidance Period via the Gather’s Trifecta Gathering System, subject to the Trifecta Gathering Agreement;
WHEREAS, Gatherer is willing to deliver Trifecta Gas to the Bambino Delivery Point via the Whipkey Gathering System during the Curtailment Avoidance Period, subject to the terms and conditions hereof; and
WHEREAS, Gatherer is willing to deliver Whipkey Gas to the Bambino Delivery Point via the Trifecta Gathering System during the Curtailment Avoidance Period, subject to the terms and conditions hereof.
NOW, THEREFORE, Gatherer and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:
1.Trifecta Gas; Fees.
(a)During the Curtailment Avoidance Period, Gatherer agrees to deliver Trifecta Gas received into the Trifecta Gathering System for delivery to the Bambino Delivery Point via the Whipkey Gathering System. The Parties acknowledge and agree that such Trifecta Gas shall be received into the Whipkey Gathering System at the Pettit Receipt Point (“Whipkey Receipt Point”) and such Trifecta Gas shall be delivered to the Bambino Delivery Point via the Mad Russian interconnect.
(b)In addition to [***], Producer agrees to pay Gatherer [***] for all Trifecta Gas volumes flowing from the Whipkey Receipt Point to the Bambino Delivery Point.

(c)During the Curtailment Avoidance Period, Gatherer agrees to deliver Whipkey Gas received into the Whipkey Gathering System for delivery to the Bambino Delivery Point via the Trifecta Gathering System. The Parties acknowledge and agree that such Whipkey Gas shall be received into the Trifecta Gathering System at the Mad Russian Receipt Point (“Trifecta Receipt Point”) and such Trifecta Gas shall be delivered to the Bambino Delivery Point.
(d)In addition to [***], Producer agrees to pay Gatherer [***] for all Whipkey Gas volumes flowing from the Trifecta Receipt Point to the Bambino Delivery Point.
(e)The Parties hereby acknowledge and agree that (i) Gatherer shall not be in breach of its obligations to receive Dedicated Gas under the Trifecta Gathering Agreement, and (ii) Producer shall not be in breach of its obligations to deliver Dedicated Gas under the Trifecta Gathering Agreement, in each case, only with respect to the Trifecta Gas and to the extent the Parties are in compliance with the terms hereof.
2.    Termination. Beginning on October 1, 2022, Producer shall have the right to terminate this Letter Agreement in its sole discretion and without cause, in any event following not less than [***] days’ written notice thereof to Gatherer.
3.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.
4.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by (a) Section 18.8 of the Whipkey Gathering Agreement, and (b) to the extent and only to the extent of the Trifecta Gas, Section 18.7 of the Trifecta Gathering Agreement; provided, however, that except as expressly provided herein, the Parties hereby reserve all of their rights and remedies under the Trifecta Gathering Agreement and the Whipkey Gathering Agreement, and under applicable law and nothing herein will constitute a waiver, release, modification or alteration of the terms, conditions or covenants of the Trifecta Gathering Agreement and the Whipkey Gathering Agreement, the provisions of which are intended to remain in full force and effect in accordance with their respective terms, except to the extent expressly contemplated hereby. In the event of any conflict or inconsistencies between this Letter Agreement, the Trifecta Gathering Agreement and the Whipkey Gathering Agreement, the terms and conditions of this Letter Agreement shall prevail.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above

GATHERER:
EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:	/s/ John M. Quinn
Name:	John M. Quinn
Title:	VP Business Development & Commercial Services

PRODUCER:

RICE DRILLING B LLC,
a Delaware limited liability company

By:	/s/ J.E.B. Bolen
Name:	J.E.B. Bolen
Title:	VP Operations Planning

EQT CORPORATION,
a Pennsylvania corporation

By:	/s/ David Khani
Name:	David Khani
Title:	Chief Financial Officer

EQT ENERGY, LLC,
a Delaware limited liability company

By:	/s/ Keith Shoemaker
Name:	Keith Shoemaker
Title:	SVP Commercial

EQT PRODUCTION COMPANY,
a Delaware limited liability company

By:	/s/ J.E.B. Bolen
Name:	J.E.B. Bolen
Title:	VP Operations Planning

EXHIBIT A

Gathering System
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